Exhibit 4.2

FAT BRANDS ROYALTY I, LLC,

as Issuer

and

UMB BANK, N.A.,

as Trustee

SERIES 2022-1 SUPPLEMENT

Dated as of July 6, 2022

to

BASE INDENTURE

Dated as of March 6, 2020 and
Amended and restated as of April 26, 2021

$42,696,000 Series 2022-1 4.75% Fixed Rate Senior Secured Notes, Class A-2

$14,232,000 Series 2022-1 8.00% Fixed Rate Senior Subordinated Secured Notes, Class B-2

$19,617,000 Series 2022-1 9.00% Fixed Rate Subordinated Secured Notes, Class M-2

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ANNEXES

Annex A	Series 2022-1 Supplemental Definitions List
Annex B	Schedule of Relevant Dates

EXHIBITS

Exhibit A-1	Form of Rule 144A Global Note
Exhibit A-2	Form of Temporary Regulation S Global Note
Exhibit A-3	Form of Permanent Regulation S Global Note
Exhibit B-1	Transfer Certificate (Rule 144A Global Note to Temporary Regulation S Global Note)
Exhibit B-2	Transfer Certificate (Rule 144A Global Note to Permanent Regulation S Global Note)
Exhibit B-3	Transfer Certificate (Regulation S Global Note to Rule 144A Global Note)
Exhibit C	Form of Quarterly Noteholders’ Report

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SERIES 2022-1 SUPPLEMENT, dated as of July 6, 2022 (this “Series Supplement”), by and among FAT BRANDS ROYALTY I, LLC (the “Issuer”), and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”), to the Amended and Restated Base Indenture, dated as of April 26, 2021 (as the same may be amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and among the Issuer and UMB Bank, N.A., as Trustee and as Securities Intermediary.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met or waived by the Control Party (as directed by the Controlling Class Representative) for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and the Series 2022-1 Supplement, and such Series of Notes shall be designated as the Series 2022-1 Notes. On the Series 2022-1 Closing Date, three (3) Classes of Notes of such Series shall be issued: (a) Series 2022-1 4.75% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2022-1 Class A-2 Notes”), (b) Series 2022-1 8.00% Fixed Rate Senior Subordinated Secured Notes, Class B-2 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2022-1 Class B-2 Notes”) and (c) Series 2022-1 9.00% Fixed Rate Subordinated Secured Notes, Class M-2 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2022-1 Class M-2 Notes” and together with the Series 2022-1 Class A-2 Notes and Series 2022-1 Class B-2 Notes, the “Series 2022-1 Notes”).

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2022-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2022-1 Supplemental Definitions List”) as such Series 2022-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Series 2022-1 Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2022-1 Notes and not to any other Series of Notes issued by the Issuer. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under the Series 2022-1 Supplement.

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ARTICLE II

AUTHORIZATION AND DETAILS

Section 2.1 Authorization of the Series 2022-1 Notes. The following Series 2022-1 Notes are hereby authorized to be issued in the form of typewritten Notes representing Book-Entry Notes: (i) the Series 2022-1 Class A-2 Notes in the aggregate principal amount of $42,696,000, (ii) the Series 2022-1 Class B-2 Notes in the aggregate principal amount of $14,232,000 and (iii) the Series 2022-1 Class M-2 Notes in the aggregate principal amount of $19,617,000.

Section 2.2 Details of the Series 2022-1 Notes. The Series 2022-1 Series Notes shall be subject to the terms of the Base Indenture applicable to the Notes as described therein, as modified herein, and shall bear interest as set forth in Section 3.4 of this Series 2022-1 Supplement.

Section 2.3 Denominations. The Series 2022-1 Notes shall be issued in minimum denominations of $1,000,000.00 and integral multiples of $1,000 in excess thereof.

Section 2.4 Monthly Allocation Dates. For the avoidance of doubt, the Monthly Allocation Dates and the date of delivery of the Monthly Manager’s Certificate through the Series 2022-1 Class A-2 Legal Final Maturity Date, the Series 2022-1 Class B-2 Legal Final Maturity Date and the Series 2022-1 Class M-2 Legal Final Maturity Date are as set forth in Annex B of this Series 2022-1 Supplement.

ARTICLE III

SERIES 2022-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2022-1 Notes only, the following shall apply:

Section 3.1 Allocations of Net Proceeds with Respect to the Series 2022-1 Notes.

(a) On the Series 2022-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2022-1 Class A-2 Notes, Series 2022-1 Class B-2 Notes and Series 2022-1 Class M-2 Notes to the Initial Purchaser shall be deposited into the Collection Account and disbursed by the Trustee in accordance with the instructions of the Issuer set forth in the Flow of Funds Memorandum of the Issuer dated as of July 6, 2022 and (ii) the Issuer shall ensure that the cash on deposit in the Reserve Account is equal to the Required Reserve Amount.

(b) On and after the Series 2022-1 Closing Date, proceeds of the Series 2022-1 Notes may be used for general corporate purposes of the Issuer and FAT Brands Inc., including the making of distributions and the funding of acquisitions, subject to the terms of the Base Indenture, including Section 8.18 thereof, and for the disbursements described in Section 3.1(a) above.

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Section 3.2 Reserved.

Section 3.3 Certain Distributions to Series 2022-1 Noteholders. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report in the form attached hereto as Exhibit C and as required under Section 4.1(c) of the Base Indenture, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2022-1 Senior Noteholders the amounts withdrawn from the Senior Notes Interest Payment Account, Senior Notes Principal Payment Account or otherwise, as applicable, pursuant to Section 5.11 of the Base Indenture or otherwise, for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2022-1 Class A-2 Notes on such Quarterly Payment Date, (ii) to the Series 2022-1 Senior Subordinated Noteholders, the amounts withdrawn from the Senior Subordinated Notes Interest Payment Account, Senior Subordinated Notes Principal Payment Account or otherwise, as applicable, pursuant to Section 5.11 of the Base Indenture or otherwise, for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2022-1 Class B-2 Notes on such Quarterly Payment Date and (iii) to the Series 2022-1 Subordinated Noteholders, the amounts withdrawn from the Subordinated Notes Interest Payment Account, Subordinated Notes Principal Payment Account or otherwise, as applicable, pursuant to Section 5.11 of the Base Indenture or otherwise, for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2022-1 Class M-2 Notes on such Quarterly Payment Date.

Section 3.4 Series 2022-1 Interest.

(a) Series 2022-1 Class A-2 Notes Interest. From the Series 2022-1 Closing Date until the Outstanding Principal Amount of the Series 2022-1 Class A-2 Notes has been paid in full, the Outstanding Principal Amount of the Series 2022-1 Class A-2 Notes will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to the Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class A-2 Notes during such Interest Accrual Period) at the Series 2022-1 Class A-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2022-1 Class A-2 Legal Final Maturity Date or on any other day on which all of the Series 2022-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the applicable Series 2022-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2022-1 Class A-2 Note Rate. All computations of interest at the Series 2022-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.

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(b) Series 2022-1 Class B-2 Notes Interest. From the Series 2022-1 Closing Date until the Outstanding Principal Amount of the Series 2022-1 Class B-2 Notes has been paid in full, the Outstanding Principal Amount of the Series 2022-1 Class B-2 Notes will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to the Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class B-2 Notes during such Interest Accrual Period) at the Series 2022-1 Class B-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2022-1 Class B-2 Legal Final Maturity Date or on any other day on which all of the Series 2022-1 Class B-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the applicable Series 2022-1 Class B-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2022-1 Class B-2 Note Rate. All computations of interest at the Series 2022-1 Class B-2 Note Rate shall be made on a 30/360 Day Basis.

(c) Series 2022-1 Class M-2 Notes Interest. From the Series 2022-1 Closing Date until the Outstanding Principal Amount of the Series 2022-1 Class M-2 Notes has been paid in full, the Outstanding Principal Amount of the Series 2022-1 Class M-2 Notes will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to the Series 2022-1 Class M-2 Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class M-2 Notes during such Interest Accrual Period) at the Series 2022-1 Class M-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof: (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, commencing on the Initial Quarterly Payment Date; provided that in any event, all accrued but unpaid interest shall be due and payable in full on the Series 2022-1 Class M-2 Legal Final Maturity Date or on any other day on which all of the Series 2022-1 Class M-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the applicable Series 2022-1 Class M-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2022-1 Class M-2 Note Rate. All computations of interest at the Series 2022-1 Class M-2 Note Rate shall be made on a 30/360 Day Basis.

(d) Series 2022-1 Post-Anticipated Call Date Additional Interest.

(i) Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest. From and after July 25, 2023 (the “Series 2022-1 Class A-2 Anticipated Call Date”), if the Series 2022-1 Final Payment of the Class A-2 Notes has not been made, then additional interest will accrue on the Series 2022-1 Class A-2 Outstanding Principal Amount at a per annum rate (the “Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest Rate”) equal to 1.0% (such additional interest, the “Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest”). All computations of Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest shall be made on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date to the extent allocated in accordance with the Priority of Payments.

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(ii) Payment of Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest. Any Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest will be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (A) on any related Monthly Allocation Date in accordance with the Priority of Payments and (B) on such Quarterly Payment Date in accordance with the Priority of Payments and Section 5.11 of the Base Indenture, in the amount so made available. The failure to pay any Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2022-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest shall be due and payable in full on the Series 2022-1 Legal Final Maturity Date, on any Series 2022-1 Prepayment Date with respect to a prepayment in full of the Series 2022-1 Class A-2 Notes or otherwise as part of any Series 2022-1 Final Payment.

(iii) Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest. From and after July 25, 2023 (the “Series 2022-1 Class B-2 Anticipated Call Date”), if the Series 2022-1 Final Payment of the Class B-2 Notes has not been made, then additional interest will accrue on the Series 2022-1 Class B-2 Outstanding Principal Amount at a per annum rate (the “Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest Rate”) equal to 1.0% (such additional interest, the “Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest”). All computations of Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest shall be made on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date to the extent allocated in accordance with the Priority of Payments.

(iv) Payment of Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest. Any Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest will be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (A) on any related Monthly Allocation Date in accordance with the Priority of Payments and (B) on such Quarterly Payment Date in accordance with the Priority of Payments and Section 5.11 of the Base Indenture, in the amount so made available. The failure to pay any Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2022-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest shall be due and payable in full on the Series 2022-1 Legal Final Maturity Date, on any Series 2022-1 Prepayment Date with respect to a prepayment in full of the Series 2022-1 Class B-2 Notes or otherwise as part of any Series 2022-1 Final Payment.

(v) Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest. From and after July 25, 2023 (the “Series 2022-1 Class M-2 Anticipated Call Date”), if the Series 2022-1 Final Payment of the Class M-2 Notes has not been made, then additional interest will accrue on the Series 2022-1 Class M-2 Outstanding Principal Amount at a per annum rate (the “Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest Rate”) equal to 1.0% (such additional interest, the “Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest”). All computations of Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest shall be made on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date to the extent allocated in accordance with the Priority of Payments.

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(vi) Payment of Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest. Any Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest will be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (A) on any related Monthly Allocation Date in accordance with the Priority of Payments and (B) on such Quarterly Payment Date in accordance with the Priority of Payments and Section 5.11 of the Base Indenture, in the amount so made available. The failure to pay any Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2022-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest shall be due and payable in full on the Series 2022-1 Legal Final Maturity Date, on any Series 2022-1 Prepayment Date with respect to a prepayment in full of the Series 2022-1 Class M-2 Notes or otherwise as part of any Series 2022-1 Final Payment.

(e) Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2022-1 Notes shall commence on (and include) the Series 2022-1 Closing Date and end on (but exclude) July 25, 2022.

Section 3.5 Payment of Principal.

(a) Payment of Series 2022-1 Class A-2 Note Principal.

(i) Principal Payment at Legal Maturity. The Series 2022-1 Class A-2 Outstanding Principal Amount shall be due and payable in full on the Series 2022-1 Class A-2 Legal Final Maturity Date. The Series 2022-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture and this Section 3.5.

(ii) Series 2022-1 Anticipated Repayment Date. The Series 2022-1 Class A-2 Final Payment Date is anticipated to occur on the Quarterly Payment Date occurring in July 2026 (such date, the “Series 2022-1 Class A-2 Anticipated Repayment Date”).

(iii) Payment of Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts. Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts will be due and payable on each applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring in July 2023 (the “Series 2022-1 Class A-2 Amortization Date”) and prior to the Series 2022-1 Class A-2 Anticipated Repayment Date, in accordance with Section 5.11 of the Base Indenture.

(b) Payment of Series 2022-1 Class B-2 Note Principal.

(i) Principal Payment at Legal Maturity. The Series 2022-1 Class B-2 Outstanding Principal Amount shall be due and payable in full on the Series 2022-1 Class B-2 Legal Final Maturity Date. The Series 2022-1 Class B-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture and this Section 3.5.

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(ii) Series 2022-1 Anticipated Repayment Date. The Series 2022-1 Class B-2 Final Payment Date is anticipated to occur on the Quarterly Payment Date occurring in July 2026 (such date, the “Series 2022-1 Class B-2 Anticipated Repayment Date”).

(iii) Payment of Series 2022-1 Class B-2 Notes Scheduled Principal Payment Amounts. Series 2022-1 Class B-2 Notes Scheduled Principal Payment Amounts will be due and payable on each applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring in July 2023 (the “Series 2022-1 Class B-2 Amortization Date”) and prior to the Series 2022-1 Class B-2 Anticipated Repayment Date, in accordance with Section 5.11 of the Base Indenture.

(c) Payment of Series 2022-1 Class M-2 Note Principal.

(i) Principal Payment at Legal Maturity. The Series 2022-1 Class M-2 Outstanding Principal Amount shall be due and payable in full on the Series 2022-1 Class M-2 Legal Final Maturity Date. The Series 2022-1 Class M-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture and this Section 3.5.

(ii) Series 2022-1 Anticipated Repayment Date. The Series 2022-1 Class M-2 Final Payment Date is anticipated to occur on the Quarterly Payment Date occurring in July 2026 (such date, the “Series 2022-1 Class M-2 Anticipated Repayment Date”).

(iii) Payment of Series 2022-1 Class M-2 Notes Scheduled Principal Payment Amounts. Series 2022-1 Class M-2 Notes Scheduled Principal Payment Amounts will be due and payable on each applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring in July 2023 (the “Series 2022-1 Class M-2 Amortization Date”) and prior to the Series 2022-1 Class M-2 Anticipated Repayment Date, in accordance with Section 5.11 of the Base Indenture.

(d) Rapid Amortization of Series 2022-1 Notes. During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2022-1 Notes as and when amounts are made available for payment thereof (i) on any related Monthly Allocation Date, in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture. Such payments shall be ratably allocated among the Series 2022-1 Noteholders within each applicable Class based on their respective portion of the Series 2022-1 Outstanding Principal Amount of such Class.

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(e) Optional Prepayment.

(i) Optional Prepayment of Series 2022-1 Class A-2 Notes. Subject to Section 3.5(h), the Issuer shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2022-1 Class A-2 Notes in whole or in part (each such prepayment, a “Series 2022-1 Class A-2 Prepayment”) on any Quarterly Payment Date that is specified as the Series 2022-1 Class A-2 Prepayment Date in the applicable Prepayment Notice (each, an “Class A-2 Optional Prepayment Date”); provided that the following conditions shall be satisfied:

(A) subject to Section 5.12(b) of the Base Indenture, in the case of a prepayment of the Series 2022-1 Class A-2 Notes in part:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Notes Interest Payment Account, the Senior Notes Principal Payment Account or other available amounts, in each case allocable to Series 2022-1 Class A-2 Notes, are sufficient to pay the amount of such prepayment as of Quarterly Payment Date, and

b. the amounts on deposit in, or allocable to the Senior Notes Interest Payment Account and the Senior Notes Principal Payment Account and other available amounts to be distributed on the Quarterly Payment Date which coincides with such Class A-2 Optional Prepayment Date are sufficient to pay the Senior Prepayment Condition Amounts on such Quarterly Payment Date; and

(B) subject to Section 5.12(b) of the Base Indenture, in the case of an optional prepayment of the Series 2022-1 Class A-2 Notes in whole:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Notes Interest Payment Account, the Senior Notes Principal Payment Account or other available amounts, in each case allocable to Series 2022-1 Class A-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2022-1 Class A-2 Notes set forth in the Priority of Payments after giving effect to the applicable allocations set forth therein on such Class A-2 Optional Prepayment Date, including unpaid interest accrued in respect of the period prior to such Class A-2 Optional Prepayment Date and the Senior Prepayment Condition Amounts on such Quarterly Payment Date, and

b. the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Senior Prepayment Condition Amounts, other than with respect to the Series 2022-1 Class A-2 Notes, on such Class A-2 Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts (in a. or b. above) have been deposited to the applicable accounts.

(ii) Optional Prepayment of Series 2022-1 Class B-2 Notes. Subject to Section 5.12(b) of the Base Indenture and Section 3.5(h), the Issuer shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2022-1 Class B-2 Notes in whole or in part (each such prepayment a “Series 2022-1 Class B-2 Prepayment”) on any Quarterly Payment Date that is specified as the Series 2022-1 Class B-2 Prepayment Date in the applicable Prepayment Notice (each, an “Class B-2 Optional Prepayment Date”); provided that no such optional prepayment of the Series 2022-1 Class B-2 Notes may be made unless (a) the Series 2022-1 Class A-2 Notes are a Defeased Class or (b) the Issuer simultaneously makes an optional prepayment of a principal amount of Series 2022-1 Class A-2 Notes in accordance with Section 3.5(e)(i) of this Series 2022-1 Supplement at least equal to the lesser of (x) the outstanding principal amount of the Series 2022-1 Class A-2 Notes and (y) principal amount of Series 2022-1 Class B-2 Notes that the Issuer has elected to prepay, and provided further that the following conditions shall be satisfied:

(A) subject to Section 5.12(b) of the Base Indenture, in the case of a prepayment of the Series 2022-1 Class B-2 Notes in part:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Subordinated Notes Interest Payment Account, the Senior Subordinated Notes Principal Payment Account or other available amounts, in each case allocable to Series 2022-1 Class B-2 Notes, are sufficient to pay the amount of such prepayment as of Quarterly Payment Date, and

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b. the amounts on deposit in, or allocable to, the Senior Subordinated Notes Interest Payment Account and the Senior Subordinated Notes Principal Payment Account and other available amounts to be distributed on the Quarterly Payment Date which coincides with such Class B-2 Optional Prepayment Date are sufficient to pay the Prepayment Condition Amounts on such Quarterly Payment Date; and

(B) subject to Section 5.12(b) of the Base Indenture, in the case of an optional prepayment of the Series 2022-1 Class B-2 Notes in whole:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Subordinated Notes Interest Payment Account, the Senior Subordinated Notes Principal Payment Account or other available amounts, in each case allocable to Series 2022-1 Class B-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2022-1 Class B-2 Notes set forth in the Priority of Payments after giving effect to the applicable allocations set forth therein on such Class B-2 Optional Prepayment Date, including unpaid interest accrued in respect of the period prior to such Class B-2 Optional Prepayment Date; and

b. the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to the Series 2022-1 Class B-2 Notes, on such Class B-2 Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts (in a. or b. above) have been deposited to the applicable accounts.

(iii) Optional Prepayment of Series 2022-1 Class M-2 Notes. Subject to Section 5.12(b) of the Base Indenture and Section 3.5(h), the Issuer shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2022-1 Class M-2 Notes in whole or in part (each such prepayment a “Series 2022-1 Class M-2 Prepayment”) on any Quarterly Payment Date that is specified as the Series 2022-1 Class M-2 Prepayment Date in the applicable Prepayment Notice (each, an “Class M-2 Optional Prepayment Date”); provided that no such optional prepayment of the Series 2022-1 Class M-2 Notes may be made unless (a) the Series 2022-1 Class A-2 Notes and the Class B-2 Notes are each a Defeased Class or (b) the Issuer simultaneously makes an optional prepayment of a principal amount of Series 2022-1 Class A-2 Notes and Series 2022-1 Class B-2 Notes in accordance with Section 3.5(e)(i) and Section 3.5(e)(ii) of this Series 2022-1 Supplement at least equal to the lesser of: (A) with respect to the Series 2022-1 Class A-2 Notes, (x) the outstanding principal amount of the Series 2022-1 Class A-2 Notes and (y) principal amount of Series 2022-1 Class M-2 Notes that the Issuer has elected to prepay; and (B) with respect to the Series 2022-1 Class B-2 Notes, (x) the outstanding principal amount of the Series 2022-1 Class B-2 Notes and (y) principal amount of Series 2022-1 Class M-2 Notes that the Issuer has elected to prepay, provided further that following a Series Anticipated Repayment Date for any Series of Notes that remains Outstanding, all optional prepayments must be applied first, to Senior Notes, second, to Senior Subordinated Notes and third, to Subordinated Notes, and provided further that the following conditions shall be satisfied:

(A) subject to Section 5.12(b) of the Base Indenture, in the case of a prepayment of the Series 2022-1 Class M-2 Notes in part:

a. the amounts on deposit in the Indenture Trust Accounts, the Subordinated Notes Interest Payment Account, the Subordinated Notes Principal Payment Account or other available amounts, in each case allocable to Series 2022-1 Class M-2 Notes, are sufficient to pay the amount of such prepayment as of Quarterly Payment Date, and

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b. the amounts on deposit in, or allocable to, the Subordinated Notes Interest Payment Account and the Subordinated Notes Principal Payment Account and other available amounts to be distributed on the Quarterly Payment Date which coincides with such Class M-2 Optional Prepayment Date are sufficient to pay the Prepayment Condition Amounts on such Quarterly Payment Date; and

(B) subject to Section 5.12(b) of the Base Indenture, in the case of an optional prepayment of the Series 2022-1 Class M-2 Notes in whole:

a. the amounts on deposit in the Indenture Trust Accounts, the Subordinated Notes Interest Payment Account, the Subordinated Notes Principal Payment Account or other available amounts, in each case allocable to Series 2022-1 Class M-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2022-1 Class M-2 Notes set forth in the Priority of Payments after giving effect to the applicable allocations set forth therein on such Class M-2 Optional Prepayment Date, including unpaid interest accrued in respect of the period prior to such Class M-2 Optional Prepayment Date; and

b. the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to the Series 2022-1 Class M-2 Notes, on such Class M-2 Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts (in a. or b. above) have been deposited to the applicable accounts.

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(f) Notices of Prepayments.

(i) The Issuer shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2022-1 Prepayment with respect to any Class pursuant to Section 3.5(g) to each Series 2022-1 Noteholder affected by such Series 2022-1 Prepayment, the Trustee and the Control Party; provided that at the request of the Issuer, such notice to the affected Series 2022-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.

(ii) With respect to each such Series 2022-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2022-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, and (B) the Series 2022-1 Prepayment Amount.

(iii) Any such optional prepayment and Prepayment Notice may, in the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.5(g) and the performance of the Issuer’s obligations with respect to such optional prepayment may be performed by another Person.

(iv) The Issuer shall have the option, by written notice to the Trustee, the Control Party and the affected Noteholders, to revoke, or amend the Series 2022-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the fifth Business Day before the Series 2022-1 Prepayment Date set forth in such Prepayment Notice; provided that at the request of the Issuer, such notice to the affected Series 2022-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.

(g) Series 2022-1 Prepayments. Subject to Section 3.5(h), on each Series 2022-1 Prepayment Date with respect to any Series 2022-1 Prepayment, the Series 2022-1 Prepayment Amount shall be due and payable.

(h) Distributions of Optional Prepayments

(i) Distributions of Optional Prepayments of Series 2022-1 Notes.

(A) No later than five (5) Business Days prior to the Series 2022-1 Prepayment Date for each Series 2022-1 Prepayment to be made pursuant to Section 3.5(g), the Issuer shall provide the Trustee with a written report instructing the Trustee to deposit the amounts set forth in such report, which shall include such amounts set forth in Section 3.5(e)(i)(B)a and Section 3.5(e)(ii)(B)a, as applicable, and in each case due and payable to the applicable Noteholders on such Series 2022-1 Prepayment Date. Such written report may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2022-1 Prepayment Date.

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(B) On the Series 2022-1 Prepayment Date for each Series 2022-1 Prepayment to be made pursuant to Section 3.5(e), the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2022-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date), distribute to the Noteholders of record of the applicable Class on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Outstanding Principal Amount of the applicable Class of Notes the amount specified in the written report delivered in accordance with Section 3.5(h)(i)(A) in order to pay (without duplication) (A) the applicable portion of such Outstanding Principal Amount, and (B) in the case of an optional prepayment in whole, the outstanding monetary Obligations described in Section 3.5(e)(i)(B)a and Section 3.5(e)(ii)(B)a, as applicable, in each case due and payable on such Series 2022-1 Prepayment Date.

(i) Series 2022-1 Notices of Final Payment. The Issuer shall notify the Trustee and the Manager of the Series 2022-1 Final Payment Date of a Class of Notes on or before the Prepayment Record Date preceding such Series 2022-1 Prepayment Date; provided, however, that with respect to any Series 2022-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Issuer shall not be obligated to provide any additional notice to the Trustee of such Series 2022-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.5(f). The Trustee shall provide any written notice required under this Section 3.5(i) to each Person in whose name such Series 2022-1 Notes are registered at the close of business on such Prepayment Record Date of the Series 2022-1 Prepayment Date that will be the Series 2022-1 Final Payment Date for such Class of Notes. Such written notice to be sent to the Series 2022-1 Noteholders shall be made at the expense of the Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Issuer indicating that the Series 2022-1 Final Payment will be made and shall specify that such Series 2022-1 Final Payment will be payable only upon presentation and surrender of the related Series 2022-1 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Issuer, the Manager, the Trustee and their affiliates, and shall specify the place where the related Series 2022-1 Notes may be presented and surrendered for such Series 2022-1 Final Payment.

Section 3.6 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Issuer. The Series 2022-1 Noteholders by their acceptance of the Series 2022-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Issuer.

ARTICLE IV

FORM OF SERIES 2022

Section 4.1 Issuance of Series 2022-1 Global Notes.

(a) The Series 2022-1 Class A-2 Notes may be offered and sold in the applicable Series 2022-1 Class A-2 Initial Principal Amount on the Series 2022-1 Closing Date by the Issuer. The Series 2022-1 Class B-2 Notes may be offered and sold in the applicable Series 2022-1 Class B-2 Initial Principal Amount on the Series 2022-1 Closing Date by the Issuer. The Series 2022-1 Class M-2 Notes may be offered and sold in the applicable Series 2022-1 Class M-2 Initial Principal Amount on the Series 2022-1 Closing Date by the Issuer. The Series 2022-1 Notes will be “restricted securities” issued pursuant to the provisions of Rule 506 (b) of Regulation D under Section 4(a)(2) of the 1933 Act sold only to QIBs purchasing for their own account or the account of one or more Persons, each of which is a QIB. The Series 2022-1 Notes will be resold only to the Issuer or its Affiliates or (A) in the United States, to Persons who are not Competitors and who are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (B) outside the United States, to Persons who are not Competitors and who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person. The Series 2022-1 Notes may thereafter be transferred in reliance on Rule 144 A and/or Regulation S and in accordance with the procedure described herein. The Series 2022-1 Notes will be Book-Entry Notes and DTC will be the Depository for such Series 2022-1 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2022-1 Notes.

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(b) Global Notes.

(i) Rule 144A Global Notes. The Series 2022-1 Notes of each Class offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.1 and Section 4.2, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes of each Class may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding Class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii) Regulation S Global Notes. Any Series 2022-1 Notes of each Class offered and sold on the Series 2022-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2022-1 Note, such Series 2022-1 Notes shall be referred to herein collectively, for purposes of this Section 4.1 and Section 4.2, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.1 and Section 4.2, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

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(c) Definitive Notes. The Series 2022-1 Global Notes of each Class shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.1 and Section 4.2, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.1(c) in accordance with their terms and, upon complete exchange thereof, such Series 2022-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.2 Transfer Restrictions of Series 2022-1 Global Notes.

(a) A Series 2022-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of any Series 2022-1 Note that is issued in exchange for a Series 2022-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2022-1 Global Note effected in accordance with the other provisions of this Section 4.2.

(b) The transfer by a Series 2022-1 Note Owner holding a beneficial interest in a Series 2022-1 Note of any Class in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note of such Class shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2022-1 Note Owner holding a beneficial interest in a Series 2022-1 Note of any Class in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note of such Class, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note of such Class, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2022-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

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(d) If a Series 2022-1 Note Owner holding a beneficial interest in a Rule 144A Global Note of any Class wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note of such Class, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note of such Class, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2022-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2022-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note of the applicable Class in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2022-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of such Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in such Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

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(f) In the event that a Series 2022-1 Global Note of any Class or any portion thereof is exchanged for a Series 2022-1 Note of such Class other than Series 2022-1 Global Notes, such other Series 2022-1 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2022-1 Notes of such Class that are not Series 2022-1 Global Notes or for a beneficial interest in a Series 2022-1 Global Note of such Class (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Issuer and the Note Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2022-1 Global Note comply with Rule 144A or Regulation S under the 1933 Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2022-1 Note, interests in the Temporary Regulation S Global Notes representing such Series 2022-1 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Series 2022-1 Notes Rule 144A Global Notes, the Series 2022-1 Notes Temporary Regulation S Global Notes and the Series 2022-1 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS [RULE 144A] [TEMPORARY REGULATION S] [PERMANENT REGULATION S] SERIES 2022-1 CLASS [A-2][B-2][M-2] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND FAT BRANDS ROYALTY I, LLC (THE “ISSUER”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

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BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

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THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

[THIS [RULE 144A][TEMPORARY REGULATION S] [PERMANENT REGULATION S] GLOBAL SERIES 2022-1 CLASS [A-2][B-2][M-2] NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE PRICE, THE ISSUE DATE AND THE YIELD TO MATURITY BY CONTACTING THE MANAGER AT FAT BRANDS INC., 9720 WILSHIRE BLVD., SUITE 500, BEVERLY HILLS, CA 90212, ATTN: ANDREW A. WIEDERHORN.]

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

(i) The Series 2022-1 Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

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(j) The required legends set forth above shall not be removed from the applicable Series 2022-1 Notes except as provided herein. The legend required for a Series 2022-1 Rule 144A Global Note may be removed from such Series 2022-1 Notes Rule 144A Global Note if there is delivered to the Issuer and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2022-1 Notes Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Issuer (or the Manager, on its behalf), shall authenticate and deliver in exchange for such Series 2022-1 Rule 144A Global Note a Series 2022-1 Note or Series 2022-1 Notes of the applicable Class having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2022-1 Rule 144A Global Note has been removed from a Series 2022-1 Note as provided above, no other Series 2022-1 Note issued in exchange for all or any part of such Series 2022-1 Note shall bear such legend, unless the Issuer have reasonable cause to believe that such other Series 2022-1 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.3 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2022-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any such Series 2022-1 Note as follows:

(a) With respect to any sale of Series 2022-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2022-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2022-1 Notes in any such sale will be for its own account or for the account of another QIB.

(b) With respect to any sale of Series 2022-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2022-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

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(c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2022-1 Notes set forth in Section 2.3 of this Series 2022-1 Supplement.

(d) It understands that the Issuer and the Manager may receive a list of participants holding positions in the Series 2022-1 Notes from one or more book-entry depositories.

(e) It understands that the Manager and the Issuer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(f) It will provide to each person to whom it transfers Series 2022-1 Notes notices of any restrictions on transfer of such Series 2022-1 Notes.

(g) It understands that (i) the Series 2022-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2022-1 Notes have not been registered under the 1933 Act, (iii) the Series 2022-1 Notes may be offered, resold, pledged or otherwise transferred only to (a) in the United States, Persons who are not Competitors and who are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB, (b) outside the United States, Persons who are not Competitors and who are not “U.S. Persons” in offshore transactions in reliance on Regulation S under the 1933 Act, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person, or (c) the Issuer or an Affiliate of the Issuer, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2022-1 Note is required to, notify any subsequent purchaser of a Series 2022-1 Note of the resale restrictions set forth in clause (iii) above.

(h) It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.2(h).

(i) It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.2(h) and Section 4.2(i), as applicable.

(j) It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.2(h).

(k) Either (i) it is not acquiring or holding the Series 2022-1 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or with respect to the Series 2022-1 Class A-2 Notes only, (ii) its acquisition, holding and disposition of the Series 2022-1 Class A-2 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

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(l) It understands that any subsequent transfer of the Series 2022-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2022-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.

(m) It is not a Competitor.

Section 4.4 Limitation on Liability. None of the Issuer, the Manager, the Trustee or any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Trustee (including in its capacity as Note Registrar and Paying Agent) shall have no responsibility or liability with respect to (i) transfers of beneficial interests within a Rule 144A Global Note or a Regulation S Global Note or (ii) monitoring or inquiring into or verifying compliance by a Noteholder or Note Owner with the representations, covenants or restrictions set forth in this Series 2022-1 Supplement, the Base Indenture or the Notes.

ARTICLE V

GENERAL

Section 5.1 Information. On or before the third (3rd) Business Day prior to each Quarterly Payment Date, the Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2022-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date and all other information required pursuant to Section 5.11 of the Base Indenture:

(i) the total amount available to be distributed to Series 2022-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2022-1 Notes;

(iii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2022-1 Notes;

(iv) whether, to the Actual Knowledge of the Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred and is continuing as of the related Quarterly Calculation Date or any Cash Flow Sweeping Period is in effect, as of such Quarterly Calculation Date;

(v) the P&I DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

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(vi) the amount of FAT Brands Systemwide Sales as of the related Quarterly Calculation Date; and

(vii) the amount on deposit in the Reserve Account as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2022-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by the Series 2022-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by the Series 2022-1 Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 [Reserved].

Section 5.5 Counterparts. The Series 2022-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6 Governing Law. THE SERIES 2022-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.7 Amendments. The Series 2022-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.8 Termination of Series Supplement; Defeasance.

(a) The Series 2022-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2022-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2022-1 Notes that have been replaced or paid) to the Trustee for cancellation and (ii) the Issuer has paid all sums payable hereunder; provided that any provisions of the Series 2022-1 Supplement required for the Series 2022-1 Final Payment to be made shall survive until the Series 2022-1 Final Payment is paid to the Series 2022-1 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final principal payment due on each Series 2022-1 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Issuer, the Manager, the Trustee and their affiliates.

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(b) In addition to (and notwithstanding) the terms of Section 12.1 of the Base Indenture, upon the payment in full (whether optional or mandatory) or a redemption in full of a particular Class of Series 2022-1 Notes (the “Defeased Class”) as provided hereunder, the Obligations of the Issuer and the Guarantors under the Transaction Documents in respect of such Defeased Class shall be terminated.

Section 5.9 Limited Recourse. The obligations of the Issuer under this 2022-1 Series Supplement are solely the limited liability company obligations of the Issuer, and the Issuer shall be liable for claims hereunder only to the extent that funds or assets are available to pay such claims pursuant to this 2022-1 Series Supplement.

Section 5.10 Entire Agreement. The Series 2022-1 Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.11 Control Party Protections. In taking or refraining from taking any action hereunder, the Control Party shall be entitled to the rights, protections, benefits, immunities and indemnities afforded to the Control Party under this Series 2022-1 Supplement and the other Transaction Documents mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Issuer and the Trustee have caused the Series 2022-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

FAT BRANDS ROYALTY I, LLC, as Issuer

By:	FAT Brands Inc.
Its:	Manager

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	President and CEO

Signature Page to Series 2022-1 Supplement to the Base Indenture
FAT Brands Royalty I, LLC

UMB BANK, N.A., in its capacity as Trustee

By:	/s/ Michele Voon
Name:	Michele Voon
Title:	Vice President

Signature Page to Series 2022-1 Supplement to the Base Indenture
FAT Brands Royalty I, LLC

CONSENT OF CONTROL PARTY:

The undersigned, as Control Party, hereby consents to the execution and delivery of this Series 2022-1 Supplement by the parties hereto, and as Control Party hereby directs the Trustee to execute and deliver this Series 2022-1 Supplement.

CITADEL SPV LLC, in its capacity as Control Party

By:	/s/ Orlando Figueroa
Name:	Orlando Figueroa
Title:	Senior Managing Director

Signature Page to Series 2022-1 Supplement to the Base Indenture
FAT Brands Royalty I, LLC

ANNEX A

SERIES 2022-1

SUPPLEMENTAL DEFINITIONS LIST

“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Agent Members” means members of, or participants in, DTC.

“Carryover Senior Subordinated Notes Accrued Quarterly Interest Amount” means (a) for the first Monthly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Monthly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Subordinated Notes Interest Payment Account with respect to the Senior Subordinated Notes on the immediately preceding Monthly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Subordinated Notes Accrued Quarterly Interest Amount for such immediately preceding Monthly Allocation Date; provided that for the first Monthly Allocation Date after the applicable Series Closing Date, the Carryover Senior Subordinated Notes Accrued Quarterly Interest Amount shall equal the aggregate amount of interest accrued on the Senior Subordinated Notes for the period from such Series Closing Date until such Monthly Allocation Date.

“Carryover Senior Subordinated Notes Accrued Scheduled Principal Payments Amount” means (a) for the first Monthly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Monthly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Subordinated Notes Principal Payment Account with respect to the Senior Subordinated Notes Scheduled Principal Payment Amounts on the immediately preceding Monthly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for such immediately preceding Monthly Allocation Date.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2022-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2022-1 Closing Date.

“Change of Control” has the meaning ascribed to such term in the Management Agreement.

“Clearstream” means Clearstream Luxembourg.

Annex A-1

“Defeased Class” has the meaning set forth in Section 5.8(b) of the Series 2022-1 Supplement.

“Definitive Notes” has the meaning set forth in Section 4.1(c) of the Series 2022-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Euroclear” Euroclear Bank, S.A./N.A., or any successor thereto, as operator of Euroclear System.

“Initial Purchaser” means GT Securities, Inc..

“Initial Quarterly Payment Date” means July 25, 2022.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2022-1 Notes, dated June 29, 2022, prepared by the Issuer.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Outstanding Principal Amount” means with respect to any one or more Series, Classes, Subclasses or Tranches of Notes, as applicable at any time, the aggregate principal amount Outstanding of such Notes at such time.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.1(b) of the Series 2022-1 Supplement.

“Prepayment Condition Amounts” means (i) the Senior Prepayment Condition Amounts and the Senior Subordinated Prepayment Condition Amounts and (ii) as of any Quarterly Payment Date, the aggregate amount due and payable to all of the Noteholders as of such Quarterly Payment Date.

“Prepayment Notice” has the meaning set forth in Section 3.5(f) of the Series 2022-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2022-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2022-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2022-1 Prepayment, in which case the “Prepayment Record Date” will be the date that is ten (10) Business Days prior to the date of such Series 2022-1 Prepayment.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S” means Regulation S promulgated under the 1933 Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

Annex A-2

“Required Reserve Amount” means, as of each Quarterly Calculation Date, the quotient of: (A) the sum of (i)(a) the Series 2022-1 Class A-2 Outstanding Principal Amount (after giving effect to all principal payments made on the related Quarterly Payment Date), times (b) the Series 2022-1 Class A-2 Note Rate, plus (ii)(a) the Series 2022-1 Class B-2 Outstanding Principal Amount (after giving effect to all principal payments made on the related Quarterly Payment Date), times (b) the Series 2022-1 Class B-2 Note Rate, divided by (B) 4.

“Restricted Period” means, with respect to any Series 2022-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2022-1 Closing Date and ending on the 40th day after the Series 2022-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.1(b) of the Series 2022-1 Supplement.

“Senior Prepayment Condition Amounts” means, as of any Quarterly Payment Date, the aggregate amount due and payable to all of the Senior Noteholders as of such Quarterly Payment Date.

“Senior Subordinated Notes Accrued Quarterly Interest Amount” means, for each Monthly Allocation Date with respect to a Quarterly Collection Period, an amount equal to the lesser of (a) the sum of (i) one-third of the Senior Subordinated Notes Aggregate Quarterly Interest for the Interest Accrual Period ending in the next succeeding Quarterly Collection Period and (ii) the Carryover Senior Subordinated Notes Accrued Quarterly Interest Amount for such Monthly Allocation Date and (b) the amount, if any, by which (i) Senior Notes Aggregate Quarterly Interest for the Interest Accrual Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Subordinated Notes Interest Payment Account with respect to the Senior Subordinated Notes Quarterly Interest Amount on each preceding Monthly Allocation Date (or prefunded on the Closing Date) with respect to such Quarterly Collection Period.

“Senior Subordinated Notes Accrued Scheduled Principal Payments Amount” means, for each Monthly Allocation Date with respect to any Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one third of the Senior Subordinated Notes Aggregate Scheduled Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Carryover Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for such Monthly Allocation Date and (b) the amount, if any, by which (i) the Senior Subordinated Notes Aggregate Scheduled Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Subordinated Notes Principal Payment Account with respect to Senior Subordinated Notes Aggregate Scheduled Principal Payments on each preceding Monthly Allocation Date (or prefunded on the Closing Date) with respect to such Quarterly Collection Period.

Annex A-3

“Senior Subordinated Prepayment Condition Amounts” means, as of any Quarterly Payment Date, the aggregate amount due and payable to all of the Senior Noteholders and Senior Subordinated Noteholders as of such Quarterly Payment Date.

“Series 2022-1 Anticipated Repayment Date” means the Series 2022-1 Class A-2 Anticipated Repayment Date, Series 2022-1 Class B-2 Anticipated Repayment Date and Series 2022-1 Class M-2 Anticipated Repayment Date. For purposes of the Base Indenture, the “Series 2022-1 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2022-1 Class A-2 Amortization Date” has the meaning set forth in Section 3.5(a)(iii) of the Series 2022-1 Supplement.

“Series 2022-1 Class A-2 Anticipated Repayment Date” has the meaning set forth in Section 3.5(a)(ii) of the Series 2022-1 Supplement. For purposes of the Base Indenture, the “Series 2022-1 Class A-2 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2022-1 Class A-2 Initial Principal Amount” means, the aggregate initial outstanding principal amount of the Class A-2 Notes as of the 2022-1 Closing Date, which is $42,696,000.

“Series 2022-1 Class A-2 Legal Final Maturity Date” means the Quarterly Payment Date occurring in April 2051. For purposes of the Base Indenture, the “Series 2022-1 Class A-2 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2022-1 Class A-2 Note Rate” means, 4.75% per annum, compounded monthly.

“Series 2022-1 Class A-2 Noteholder” means the Person in whose name a Series 2022-1 Class A-2 Note is registered in the Note Register.

“Series 2022-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2022-1 Supplement.

“Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount” means, on each Quarterly Payment Date following the Series 2022-1 Class A-2 Amortization Date and prior to the Series 2022-1 Class A-2 Anticipated Repayment Date, an amount equal to one-half percent (0.5%) of the Series 2022-1 Class A-2 Initial Principal Amount. For purposes of the Base Indenture, the “Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments.”

“Series 2022-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, if on any Quarterly Calculation Date, (a) the sum of (i) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2022-1 Class A-2 Notes and (ii) any other funds on deposit in the Indenture Trust Accounts that are available to pay the Series 2022-1 Class A-2 Notes Scheduled Principal Payments with respect to the Series 2022-1 Class A-2 Notes on such Quarterly Payment Date is less than (b) the sum of (i) the Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (b)(i) and allocated to the Series 2022-1 Class A-2 Notes, the amount of such deficiency.

Annex A-4

“Series 2022-1 Class A-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2022-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2022-1 Class A-2 Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2022-1 Class A-2 Noteholders on or prior to such date. For purposes of the Base Indenture, the “Series 2022-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2022-1 Class A-2 Prepayment” has the meaning set forth in Section 3.5(e)(i) of the Series 2022-1 Supplement.

“Series 2022-1 Class A-2 Quarterly Interest Amount” means, for each Interest Accrual Period, an amount equal to the accrued interest at the applicable Series 2022-1 Class A-2 Note Rate on the Series 2022-1 Class A-2 Outstanding Principal Amount (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2022-1 Class A-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class A-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2022-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest” has the meaning set forth in Section 3.4(d)(i) of the Series 2022-1 Supplement. For purposes of the Base Indenture, Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest shall be deemed to be “Senior Notes Quarterly Post-Anticipated Call Date Additional Interest.”

“Series 2022-1 Class A-2 Quarterly Post-Anticipated Call Date Additional Interest Rate” has the meaning set forth in Section 3.4(d)(i) of the Series 2022-1 Supplement.

“Series 2022-1 Class B-2 Amortization Date” has the meaning set forth in Section 3.5(b)(iii) of the Series 2022-1 Supplement.

“Series 2022-1 Class B-2 Anticipated Repayment Date” has the meaning set forth in Section 3.5(b)(ii) of the Series 2022-1 Supplement. For purposes of the Base Indenture, the “Series 2022-1 Class B-2 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2022-1 Class B-2 Initial Principal Amount” means, the aggregate initial outstanding principal amount of the Class B-2 Notes as of the 2022-1 Closing Date, which is $14,232,000.

“Series 2022-1 Class B-2 Legal Final Maturity Date” means the Quarterly Payment Date occurring in April 2051. For purposes of the Base Indenture, the “Series 2022-1 Class B-2 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2022-1 Class B-2 Note Rate” means 8.00% per annum, compounded monthly.

“Series 2022-1 Class B-2 Noteholder” means the Person in whose name a Series 2022-1 Class B-2 Note is registered in the Note Register.

“Series 2022-1 Class B-2 Notes” has the meaning specified in the “Designation” of the Series 2022-1 Supplement.

Annex A-5

“Series 2022-1 Class B-2 Notes Scheduled Principal Payment Amount” means, on each Quarterly Payment Date following the Series 2022-1 Class B-2 Amortization Date and prior to the Series 2022-1 Class B-2 Anticipated Repayment Date, an amount equal to one-half percent (0.5%) of the Series 2022-1 Class B-2 Initial Principal Amount. For purposes of the Base Indenture, the “Series 2022-1 Class B-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments.”

“Series 2022-1 Class B-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, if on any Quarterly Calculation Date, (a) the sum of (i) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2022-1 Class B-2 Notes and (ii) any other funds on deposit in the Indenture Trust Accounts that are available to pay the Series 2022-1 Class B-2 Notes Scheduled Principal Payments with respect to the Series 2022-1 Class B-2 Notes on such Quarterly Payment Date is less than (b) the sum of (i) the Series 2022-1 Class B-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2022-1 Class B-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (b)(i) and allocated to the Series 2022-1 Class B-2 Notes, the amount of such deficiency.

“Series 2022-1 Class B-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2022-1 Class B-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2022-1 Class A-2 Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2022-1 Class B-2 Noteholders on or prior to such date. For purposes of the Base Indenture, the “Series 2022-1 Class B-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2022-1 Class B-2 Prepayment” has the meaning set forth in Section 3.5(e)(ii) of the Series 2022-1 Supplement.

“Series 2022-1 Class B-2 Quarterly Interest Amount” means, for each Interest Accrual Period, an amount equal to the accrued interest at the applicable Series 2022-1 Class B-2 Note Rate on the Series 2022-1 Class B-2 Outstanding Principal Amount (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2022-1 Class B-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class B-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2022-1 Class B-2 Quarterly Interest Amount” shall be deemed to be a “Senior Subordinated Notes Quarterly Interest Amount.”

Annex A-6

“Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest” has the meaning set forth in Section 3.4(d)(iii) of the Series 2022-1 Supplement. For purposes of the Base Indenture, Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest shall be deemed to be “Senior Subordinated Notes Quarterly Post-Anticipated Call Date Additional Interest.”

“Series 2022-1 Class B-2 Quarterly Post-Anticipated Call Date Additional Interest Rate” has the meaning set forth in Section 3.4(d)(iii) of the Series 2022-1 Supplement.

“Series 2022-1 Class M-2 Amortization Date” has the meaning set forth in Section 3.5(c)(iii) of the Series 2022-1 Supplement.

“Series 2022-1 Class M-2 Anticipated Repayment Date” has the meaning set forth in Section 3.5(c)(ii) of the Series 2022-1 Supplement. For purposes of the Base Indenture, the “Series 2022-1 Class M-2 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2022-1 Class M-2 Initial Principal Amount” means, the aggregate initial outstanding principal amount of the Class M-2 Notes as of the 2022-1 Closing Date, which is $19,617,000.

“Series 2022-1 Class M-2 Legal Final Maturity Date” means the Quarterly Payment Date occurring on April 2051. For purposes of the Base Indenture, the “Series 2022-1 Class M-2 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2022-1 Class M-2 Note Rate” means 9.00% per annum, compounded monthly.

“Series 2022-1 Class M-2 Noteholder” means the Person in whose name a Series 2022-1 Class M-2 Note is registered in the Note Register.

“Series 2022-1 Class M-2 Notes” has the meaning specified in the “Designation” of the Series 2022-1 Supplement.

“Series 2022-1 Class M-2 Notes Scheduled Principal Payment Amount” means, on each Quarterly Payment Date following the Series 2022-1 Class M-2 Amortization Date and prior to the Series 2022-1 Class M-2 Anticipated Repayment Date, an amount equal to one-half percent (0.5%) of the Series 2022-1 Class M-2 Initial Principal Amount. For purposes of the Base Indenture, the “Series 2022-1 Class M-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments”.

Annex A-7

“Series 2022-1 Class M-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, if on any Quarterly Calculation Date, (a) the sum of (i) the amount of funds on deposit in the Subordinated Notes Principal Payment Account with respect to the Series 2022-1 Class M-2 Notes and (ii) any other funds on deposit in the Indenture Trust Accounts that are available to pay the Series 2022-1 Class M-2 Notes Scheduled Principal Payments with respect to the Series 2022-1 Class M-2 Notes on such Quarterly Payment Date is less than (b) the sum of (i) the Series 2022-1 Class M-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2022-1 Class M-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Subordinated Notes Principal Payment Account with respect to such amounts set forth in clause (b)(i) and allocated to the Series 2022-1 Class M-2 Notes, the amount of such deficiency.

“Series 2022-1 Class M-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2022-1 Class M-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2022-1 Class M-2 Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to the Series 2022-1 Class M-2 Noteholders on or prior to such date. For purposes of the Base Indenture, the “Series 2022-1 Class M-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2022-1 Class M-2 Prepayment” has the meaning set forth in Section 3.5(e)(iii) of the Series 2022-1 Supplement.

“Series 2022-1 Class M-2 Quarterly Interest Amount” means, for each Interest Accrual Period, an amount equal to the accrued interest at the applicable Series 2022-1 Class M-2 Note Rate on the Series 2022-1 Class M-2 Outstanding Principal Amount (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2022-1 Class M-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class M-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2022-1 Class M-2 Quarterly Interest Amount” shall be deemed to be a “Subordinated Notes Quarterly Interest Amount.”

“Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest” has the meaning set forth in Section 3.4(d)(v) of the Series 2022-1 Supplement. For purposes of the Base Indenture, Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest shall be deemed to be “Subordinated Notes Quarterly Post-Anticipated Call Date Additional Interest.”

“Series 2022-1 Class M-2 Quarterly Post-Anticipated Call Date Additional Interest Rate” has the meaning set forth in Section 3.4(d)(v) of the Series 2022-1 Supplement.

“Series 2022-1 Closing Date” means July 6, 2022.

“Series 2022-1 Final Payment” means as to any Class of Notes, the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2022-1 Notes of such Class.

“Series 2022-1 Final Payment Date” means as to any Class of Notes, the date on which the Series 2022-1 Final Payment with respect to such Class is made.

“Series 2022-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

Annex A-8

“Series 2022-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in April 2051. For purposes of the Base Indenture, the “Series 2022-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2022-1 Noteholders” means, collectively, the Series 2022-1 Class A-2 Noteholders, the Series 2022-1 Class B-2 Noteholders and the Series 2022-1 Class M-2 Noteholders.

“Series 2022-1 Note Owner” means, with respect to a Series 2022-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2022-1 Notes” means, collectively, the Series 2022-1 Class A-2 Notes, the Series 2022-1 Class B-2 Notes and the Series 2022-1 Class M-2 Notes.

“Series 2022-1 Outstanding Principal Amount” means, with respect to any date, the Series 2022-1 Class A-2 Outstanding Principal Amount, the Series 2022-1 Class B-2 Outstanding Principal Amount or the Series 2022-1 Class M-2 Outstanding Principal Amount, as applicable.

“Series 2022-1 Prepayment” means a Series 2022-1 Class A-2 Prepayment, a Series 2022-1 Class B-2 Prepayment or a Series 2022-1 Class M-2 Prepayment, as applicable.

“Series 2022-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2022-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2022-1 Prepayment Date” means the date on which any prepayment on the Series 2022-1 Class A-2 Notes, the Series 2022-1 Class B-2 Notes or the Series 2022-1 Class M-2 Notes is made pursuant to Section 3.5(e) of the Series 2022-1 Supplement, which shall be, with respect to any Series 2022-1 Prepayment Amount pursuant to Section 3.5(e), the Quarterly Payment Date specified as such in the applicable Prepayment Notice.

“Series 2022-1 Senior Notes” means the Series 2022-1 Class A-2 Notes.

“Series 2022-1 Supplement” means this Series 2022-1 Supplement, dated as of the Series 2022-1 Closing Date by and among the Issuer and Trustee, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.1(b) of the Series 2022-1 Supplement.

“U.S. Person” has the meaning set forth in Regulation S under the Securities Act.

Annex A-9

Fiscal QE Date	Prior Three Monthly Collection Period End Dates			Record Date	Quarterly Calculation Date	Quarterly Noteholders’ Report Date	Quarterly Payment Date
Last Sunday of Each 13 Week Quarter (Except for one 14 week quarter ending December	All included in each respective quarterly collection period			20th Calendar Day of Month in which Quarterly Payment	4 Business Days Prior to Quarterly Payment	3 Business Days Prior to Quarterly Payment	25th Calendar Day of the following Months (April, July October January) (if not Business Day, following Business
31, 2023)	Month 1	Month 2	Month 3	Date Falls	Date	Date	Day)
Sunday, June 26, 2022	Sunday, April 24, 2022	Sunday, May 22, 2022	Sunday, June 26, 2022	Wednesday, July 20, 2022	Tuesday, July 19, 2022	Wednesday, July 20, 2022	Monday, July 25, 2022
Sunday, September 25, 2022	Sunday, July 24, 2022	Sunday, August 21, 2022	Sunday, September 25, 2022	Thursday, October 20, 2022	Wednesday, October 19, 2022	Thursday, October 20, 2022	Tuesday, October 25, 2022
Sunday, December 25, 2022	Sunday, October 23, 2022	Sunday, November 20, 2022	Sunday, December 25, 2022	Friday, January 20, 2023	Thursday, January 19, 2023	Friday, January 20, 2023	Wednesday, January 25, 2023
Sunday, March 26, 2023	Sunday, January 22, 2023	Sunday, February 19, 2023	Sunday, March 26, 2023	Thursday, April 20, 2023	Wednesday, April 19, 2023	Thursday, April 20, 2023	Tuesday, April 25, 2023
Sunday, June 25, 2023	Sunday, April 23, 2023	Sunday, May 21, 2023	Sunday, June 25, 2023	Thursday, July 20, 2023	Wednesday, July 19, 2023	Thursday, July 20, 2023	Tuesday, July 25, 2023
Sunday, September 24, 2023	Sunday, July 23, 2023	Sunday, August 20, 2023	Sunday, September 24, 2023	Friday, October 20, 2023	Thursday, October 19, 2023	Friday, October 20, 2023	Wednesday, October 25, 2023
Sunday, December 31, 2023	Sunday, October 22, 2023	Sunday, November 19, 2023	Sunday, December 31, 2023	Saturday, January 20, 2024	Friday, January 19, 2024	Monday, January 22, 2024	Thursday, January 25, 2024
Sunday, March 31, 2024	Sunday, January 28, 2024	Sunday, February 25, 2024	Sunday, March 31, 2024	Saturday, April 20, 2024	Friday, April 19, 2024	Monday, April 22, 2024	Thursday, April 25, 2024
Sunday, June 30, 2024	Sunday, April 28, 2024	Sunday, May 26, 2024	Sunday, June 30, 2024	Saturday, July 20, 2024	Friday, July 19, 2024	Monday, July 22, 2024	Thursday, July 25, 2024
Sunday, September 29, 2024	Sunday, July 28, 2024	Sunday, August 25, 2024	Sunday, September 29, 2024	Sunday, October 20, 2024	Monday, October 21, 2024	Tuesday, October 22, 2024	Friday, October 25, 2024
Sunday, December 29, 2024	Sunday, October 27, 2024	Sunday, November 24, 2024	Sunday, December 29, 2024	Monday, January 20, 2025	Tuesday, January 21, 2025	Wednesday, January 22, 2025	Monday, January 27, 2025
Sunday, March 30, 2025	Sunday, January 26, 2025	Sunday, February 23, 2025	Sunday, March 30, 2025	Sunday, April 20, 2025	Monday, April 21, 2025	Tuesday, April 22, 2025	Friday, April 25, 2025
Sunday, June 29, 2025	Sunday, April 27, 2025	Sunday, May 25, 2025	Sunday, June 29, 2025	Sunday, July 20, 2025	Monday, July 21, 2025	Tuesday, July 22, 2025	Friday, July 25, 2025
Sunday, September 28, 2025	Sunday, July 27, 2025	Sunday, August 24, 2025	Sunday, September 28, 2025	Monday, October 20, 2025	Tuesday, October 21, 2025	Wednesday, October 22, 2025	Monday, October 27, 2025
Sunday, December 28, 2025	Sunday, October 26, 2025	Sunday, November 23, 2025	Sunday, December 28, 2025	Tuesday, January 20, 2026	Tuesday, January 20, 2026	Wednesday, January 21, 2026	Monday, January 26, 2026
Sunday, March 29, 2026	Sunday, January 25, 2026	Sunday, February 22, 2026	Sunday, March 29, 2026	Monday, April 20, 2026	Tuesday, April 21, 2026	Wednesday, April 22, 2026	Monday, April 27, 2026
Sunday, June 28, 2026	Sunday, April 26, 2026	Sunday, May 24, 2026	Sunday, June 28, 2026	Monday, July 20, 2026	Tuesday, July 21, 2026	Wednesday, July 22, 2026	Monday, July 27, 2026

Monthly Manager Certificate Date	Monthly Allocation Date
5 Business Days Prior to Monthly Allocation Date	2nd Friday Following Fiscal Month End (if not Business Day, following Business Day)
Friday, July 29, 2022	Friday, August 5, 2022
Friday, August 26, 2022	Friday, September 2, 2022
Friday, September 30, 2022	Friday, October 7, 2022
Friday, October 28, 2022	Friday, November 4, 2022
Friday, November 25, 2022	Friday, December 2, 2022
Friday, December 30, 2022	Friday, January 6, 2023
Friday, January 27, 2023	Friday, February 3, 2023
Friday, February 24, 2023	Friday, March 3, 2023
Friday, March 31, 2023	Friday, April 7, 2023
Friday, April 28, 2023	Friday, May 5, 2023
Friday, May 26, 2023	Friday, June 2, 2023
Friday, June 30, 2023	Friday, July 7, 2023
Friday, July 28, 2023	Friday, August 4, 2023
Friday, August 25, 2023	Friday, September 1, 2023
Friday, September 29, 2023	Friday, October 6, 2023
Friday, October 27, 2023	Friday, November 3, 2023
Friday, November 24, 2023	Friday, December 1, 2023
Friday, January 5, 2024	Friday, January 12, 2024
Friday, February 2, 2024	Friday, February 9, 2024
Friday, March 1, 2024	Friday, March 8, 2024
Friday, April 5, 2024	Friday, April 12, 2024
Friday, May 3, 2024	Friday, May 10, 2024
Friday, May 31, 2024	Friday, June 7, 2024
Friday, July 5, 2024	Friday, July 12, 2024
Friday, August 2, 2024	Friday, August 9, 2024
Friday, August 30, 2024	Friday, September 6, 2024
Friday, October 4, 2024	Friday, October 11, 2024
Friday, November 1, 2024	Friday, November 8, 2024
Friday, November 29, 2024	Friday, December 6, 2024
Friday, January 3, 2025	Friday, January 10, 2025
Friday, January 31, 2025	Friday, February 7, 2025
Friday, February 28, 2025	Friday, March 7, 2025
Friday, April 4, 2025	Friday, April 11, 2025

Annex B-1

Monthly Manager Certificate Date	Monthly Allocation Date
5 Business Days Prior to Monthly Allocation Date	2nd Friday Following Fiscal Month End (if not Business Day, following Business Day)
Friday, May 2, 2025	Friday, May 9, 2025
Friday, May 30, 2025	Friday, June 6, 2025
Thursday, July 3, 2025	Friday, July 11, 2025
Friday, August 1, 2025	Friday, August 8, 2025
Friday, August 29, 2025	Friday, September 5, 2025
Friday, October 3, 2025	Friday, October 10, 2025
Friday, October 31, 2025	Friday, November 7, 2025
Friday, November 28, 2025	Friday, December 5, 2025
Friday, January 2, 2026	Friday, January 9, 2026
Friday, January 30, 2026	Friday, February 6, 2026
Friday, February 27, 2026	Friday, March 6, 2026
Friday, April 3, 2026	Friday, April 10, 2026
Friday, May 1, 2026	Friday, May 8, 2026
Friday, May 29, 2026	Friday, June 5, 2026
Thursday July 2, 2026	Friday July 10, 2026

Annex B-2

Exhibits to Series 2022-1 Supplement

Exhibit A-1

Form of Rule 144A Global Note

(Attached.)

Exh. A-1-1

Exhibits to Series 2022-1 Supplement

Exhibit A-2

Form of Temporary Regulation S Global Note

(Attached.)

Exh. A-2-1

Exhibits to Series 2022-1 Supplement

Exhibit A-3

Form of Permanent Regulation S Global Note

(Attached.)

Exh. A-3-1

Exhibits to Series 2022-1 Supplement

Exhibit B-1

Form of Transfer Certificate

(Rule 144A Global Note to Temporary Regulation S Global Note)

(Attached.)

Exh. B-1-1

Exhibits to Series 2022-1 Supplement

Exhibit B-2

Form of Transfer Certificate

(Rule 144A Global Note to Permanent Regulation S Global Note)

(Attached.)

Exh. B-2-1

Exhibits to Series 2022-1 Supplement

Exhibit B-3

Form of Transfer Certificate

(Regulation S Global Note to Rule 144A Global Note)

(Attached.)

Exh. B-3-1

Exhibits to Series 2022-1 Supplement

Exhibit C

Form of Quarterly Noteholders’ Report

(Attached.)

Exh. C-1-1